SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2012

OMNOVA SOLUTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Ghent Road Fairlawn, Ohio		44333-3300
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 869-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On June 27, 2012, OMNOVA Solutions Inc. issued a press release announcing its financial results for its second fiscal quarter ended May 31, 2012. A copy of this press release is attached hereto as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99	Press Release, dated June 27, 2012, issued by OMNOVA Solutions Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ James C. LeMay
Name:	James C. LeMay
Title:	Senior Vice President Corporate Development and General Counsel
Date:	June 27, 2012

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release, dated June 27, 2012, issued by OMNOVA Solutions Inc.